SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                           Staten Island Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

                               Not Applicable
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[Independence Community Bank Corp. Logo]    [Staten Island Bancorp, Inc. Logo]


                                                                 PRESS RELEASE
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                     STATEN ISLAND BANCORP, INC. AND
                    INDEPENDENCE COMMUNITY BANK CORP.
              COMPLETE SALE OF SIB MORTGAGE CORP. ASSETS TO
                             LEHMAN BROTHERS


     Staten Island, New York, and Brooklyn, New York, March 1, 2004, --- Staten Island Bancorp, Inc. (NYSE:SIB) and Independence Community Bank Corp. (Nasdaq:ICBC) today announced the completion of the previously disclosed sale of the majority of the assets and operations of SIB Mortgage Corp. (the "Mortgage Company"), the mortgage banking subsidiary of SI Bank & Trust, to
Lehman Brothers.   The remaining Mortgage Company offices are either under
contract for sale and are scheduled to close shortly or are in the process of being shut down.

     Harry P. Doherty, Chairman and CEO of SIB commented, "This is the culmination of months of effort by many different parties. We appreciate all of the hard work, and we are glad that we are positioned to move forward with ICBC." Alan H. Fishman, President and CEO of ICBC said, "The completion of these sales is consistent with our business strategy and the plan that we announced when we signed the merger agreement with SIB. We expect that when completed these transactions will significantly reduce the earnings volatility related to the mortgage banking business at SI Bank & Trust."

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     Independence Community Bank Corp. is the holding company for
Independence Community Bank. The Bank, originally chartered in 1850, currently operates 85 branches located in the greater New York City metropolitan area, which includes the five boroughs of New York City, Nassau, Suffolk and Westchester Counties and northern New Jersey. The Bank has three key business divisions: Commercial Real Estate Lending, Consumer Banking and Business Banking and actively targets small and mid-size businesses. The Bank maintains its community orientation by offering its diverse communities a wide range of financial products and by emphasizing customer service, superior value and convenience. The Bank's web address is www.myindependence.com.

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     Staten Island Bancorp, Inc. is the holding company for SI Bank & Trust.
SI Bank & Trust was chartered in 1864 and currently operates 17 full service branches and three limited service branches on Staten Island, New York; three full service branches in Brooklyn, New York; and 15 full service branches in New Jersey. The Bank's web address is www.sibk.com.

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     Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.

     Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should", and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. These statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Independence and Staten Island. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
(1) the businesses of Independence and Staten Island may not be combined successfully, or the combination may take longer to accomplish than expected;
(2) the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of either Independence or Staten Island may fail to approve the merger; (6) competitive factors which could affect net interest income and non-interest income, general economic conditions which could affect the volume of loan originations, deposit flows and real estate values; (7) the levels of non-interest income and the amount of loan losses as well as other factors discussed in the documents filed by Independence and Staten Island with the Securities and Exchange Commission from time to time. Neither Independence nor Staten Island undertakes any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

     This communication is being made in respect of the proposed merger of Independence and Staten Island. In connection with the proposed transaction, Independence filed a registration statement on Form S-4 with the SEC on December 24, 2003, which was subsequently amended on January 30, 2004, containing the definitive joint proxy statement/prospectus for the stockholders of Independence and Staten Island. STOCKHOLDERS OF INDEPENDENCE AND STOCKHOLDERS OF STATEN ISLAND ARE ENCOURAGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statement/prospectus on file with the SEC, as well as other relevant material (when they become available) and any other documents filed by Independence or Staten Island with the SEC, are (or will be) available free of charge at the SEC's website, www.sec.gov, from Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201,
Attention: Investor Relations, or from Staten Island Bancorp, Inc., 1535 Richmond Avenue, Staten Island, New York 10314, Attention: Investor Relations.


     Independence, Staten Island and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Independence's directors and executive officers is available in Independence's proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on April 25, 2003, and information regarding Staten Island's directors and executive officers is available in Staten Island's proxy statement for its 2003 annual meeting of stockholders, which was filed on April 7, 2003. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus on file with the SEC and will be included in other relevant documents filed with the SEC when they become available.



Contact:  Independence Community Bank Corp.     Staten Island Bancorp, Inc.
          Frank W. Baier                        Donald C. Fleming
          Chief Financial Officer               Chief Financial Officer
          (718) 923-3506                        (718) 697-2813



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